Equity (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	Feb. 12, 2019	Jun. 30, 2019	Dec. 31, 2018
Equity (Textual)
Treasury shares		2,641,693	2,641,693
Warrants exercisable term	5 years
Warrant exercise price	$ 1.50
Agent fees	$ 933
Purchase of tradable warrants	109,642
Description of underwritten public offering	The Company sold an aggregate of 1,889,000 units each consisting of (i) one ADS, and (ii) one warrant to purchase one ADS, at a public offering price of $1.50 per unit, and (b) 2,444,800 pre-funded units, each consisting of (i) one pre-funded warrant to purchase one ADS, and (ii) one warrant, at a public offering price of $1.49 per pre-funded unit resulting in gross proceeds of approximately NIS 25,520 (NIS 22,228 net of all issuance costs, including share-based awards granted) including exercise by underwriters. In connection with the offering, the Company granted the underwriters a 45-day option to purchase up to an additional 650,070 ADSs or 650,070 warrants to purchase up to an additional 650,070 ADSs, or an option to purchase a combination of both ADSs and warrants. The underwriters partially exercised their over-allotment option to purchase an aggregate of 350,000 additional ADS and additional warrants to purchase 650,070 ADSs. Subsequently, of the pre-funded warrants issued, the Company issued 2,444,650 ADSs upon exercise of pre-funded warrants. An amount of NIS 13,212 out of the consideration related to the ADSs was classified as equity component, while an amount of NIS 10,347 related to the fair value of the warrants to purchase ADSs was classified as a liability. Issuance costs amounting to NIS 1,330 associated with the issuance of the warrants, have been recognized as finance expenses.